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                                                                   Exhibit 10.20

                                   LEASE GUARANTY

     THIS LEASE GUARANTY, dated as of December 28th, 2000 ("the Guaranty") is made by Sierra Health Services, Inc., a Nevada corporation ("Guarantor") in favor of CPSIEM, LLC, a Delaware limited liability company ("Landlord") with reference to the following facts:

     A. Southwest Medical Associates, Inc., a Nevada corporation ("Tenant") is a wholly owned subsidiary of the Guarantor;

     B. In order to induce Landlord to enter into a lease (the "Lease") of even date herewith with Tenant covering the premises located at 888 South Rancho Drive, Las Vegas, Nevada, the Guarantor is executing and delivering this Guaranty to Landlord;

     NOW, THEREFORE, in consideration of Landlord entering into the Lease, the Guarantor hereby agrees as follows:

     l. Guarantee of Obligations

     (a) Guarantor hereby guarantees to Landlord the full and prompt payment when due of all Basic Rent (as defined in the Lease), Additional Rent (as defined in the Lease) and other charges payable by Tenant under the Lease, and the full and prompt performance of all the covenants and conditions therein provided to be performed by Tenant (the "Obligations"); and Guarantor does hereby become surety to Landlord for all of the Obligations.

     (b) If a default (after giving effect to any applicable notice and cure periods set forth in the Lease) shall at any time be made by Tenant, its successors and assigns, in the payment of any such rent or other charges payable by Tenant under the Lease or in performance of any of the covenants or conditions contained in the Lease, Guarantor shall forthwith pay such rent or other charges to Landlord and any arrears thereof, and will forthwith faithfully perform all of such covenants and conditions, and will forthwith pay to Landlord all damages and expenses actually incurred by Landlord that arise out of such default by Tenant, its successors and assigns, under the Lease (including, without limitation, all reasonable attorneys' fees incurred by Landlord or caused by any such default or by the enforcement of this Guaranty and all late charges incurred by Landlord under the Loan (hereafter defined) ). So long as the Indenture (hereafter defined) has not been discharged or the Loan has not been repaid in full, all payments due from Guarantor to Landlord hereunder shall be made by Guarantor to Lender in accordance with section 15 hereof. After the Indenture has been discharged and the Loan has been repaid in full, Guarantor shall make all payments due to Landlord hereunder by wire transfer in immediately available funds into the account specified by Landlord by notice to Guarantor under section 8 hereof or if no such account has been specified, by check delivered to Landlord at its address shown in the Lease.

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     (c) In addition, in case the Lease shall be terminated, modified or in any way affected as a result of the rejection or disaffirmance thereof in any bankruptcy, insolvency, reorganization, dissolution or similar proceeding, Guarantor's obligations hereunder shall continue to the same extent as if the Lease had not been so terminated, modified, rejected or disaffirmed. Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding, and Guarantor agrees that it shall be liable for the full amount of the Obligations without regard to any limitation or discharge of liability of Tenant that may result from any such proceeding.

     2. Unconditional Obligations. This Guaranty is a primary obligation of the Guarantor and is an unconditional and absolute guarantee of payment and performance (and not merely of collection) and the enforceability of this Guaranty shall not be impaired or affected by any reduction, termination, defense (other than the defense of prior payment or performance), offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by Guarantor) irrespective of (a) the making of a demand, the institution of suit or the taking of any other action to enforce Tenant's performance of the Obligations, (b) the validity or enforceability of the Lease or any of the Obligations or credit support therefor or right to offset with respect thereto at any time held by Landlord, (c) any defense, set-off or counterclaim (other than the defense of prior payment or performance) that may at any time be available to Tenant or the Guarantor against Landlord, (d) any attempt to collect from Tenant or any other entity or to perfect or enforce any security or
(e) upon any other action or circumstances whatsoever. The Guarantor waives any requirement that Landlord shall have instituted any action or proceeding or taken any steps to enforce any rights against Tenant or any other person or entity to compel any such performance or to collect such amount pursuant to the provisions of the Lease or at law or in equity.

     3. Amendments, etc., with Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor,
(a) any demand for payment or performance of any of the Obligations made by Landlord may be rescinded by Landlord and any of the other Obligations continue to be in effect; (b) the Obligations and any collateral security or guarantee therefor or right of offset with respect thereto, may be renewed, modified, accelerated, waived, or released by Landlord; and (c) the Lease or other guarantee or document executed and delivered in connection therewith may be modified or terminated, in accordance with its terms, as the parties thereto may deem advisable. Landlord shall not have any obligation to secure, perfect or insure any lien at any time held as security for the Obligations or for this Guaranty or any property subject thereto. For purposes hereof, "demand" shall include, without limitation, the commencement and continuance of any legal proceedings.

     4. The Guarantor's Obligations Not Affected. The duties and obligations of the Guarantor under this Guaranty shall remain in full force and effect, without the necessity of any

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reservation of rights against the Guarantor or notice to the Guarantor and shall not be impaired or discharged by:

     (a) any failure to enforce any right, power or remedy with respect to the Obligations,

     (b) the lack of genuineness, unenforceability or invalidity of the Obligations or the lack of genuineness, unenforceability or invalidity of any agreement relating thereto;

     (c) any change in the ownership of Tenant or the insolvency, bankruptcy or any other change in the legal status of Tenant, Landlord or Guarantor or any rejection or modification of the Obligations of Tenant or those of any person as a result of any bankruptcy, reorganization or similar proceeding;

     (d) the existence of any claim, set off or other rights or defenses (other than the defense of prior payment or performance) that the Guarantor may have at any time against Tenant or Landlord or any other person and the existence of any claim, setoff or other rights or defenses that Tenant may have against Guarantor, Landlord or any other person in connection with the Lease or with an unrelated transaction;

     (e) any merger or consolidation of Tenant or the Guarantor with any other entity, or any sale, lease or transfer of any or all of the assets of Tenant or the Guarantor to any other entity;

     (f) the rights, powers or privileges Landlord may now or hereafter have against any person or collateral;

     (g) any defect in title, condition or fitness of use of the Premises (as defined in the Lease), any casualty or condemnation affecting the Premises or any sublease, assignment, renewal, or other transfer or continuation of Tenant's rights under the Lease or any other Obligations, whether in accordance with the terms of the Lease or otherwise; or

     (h) any other action, omission, occurrence or circumstance whatsoever which may in any manner or to any extent vary the risk or effect a legal or equitable defense or discharge of the Guarantor hereunder as a matter of law or otherwise.

     5. Waiver by the Guarantor. The Guarantor unconditionally waives and releases, to the fullest extent permitted by applicable law (a) notice of the acceptance of this Guaranty and of any change in Tenant's financial condition;
(b) notices of the creation, renewal, extension or accrual of any Obligation or acceptance of this Guaranty (the Obligations shall conclusively be deemed to have been created, renewed, amended or waived in reliance upon this Guaranty and all dealings between Tenant, the Guarantor and Landlord shall be conclusively presumed to have

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been had in reliance upon this Guaranty); (c) notices which may be required by statute, rule of law, or otherwise, now or hereafter in effect, to preserve intact any rights of Landlord against the Guarantor; (d) the right to interpose all substantive and procedural defenses of the law of guaranty, indemnification and suretyship, except the defenses of prior payment or prior performance by Tenant or the Guarantor of the Obligations; (e) all rights and remedies accorded by applicable laws and regulations to guarantors or sureties, including any extension of time conferred by any law now or hereafter in effect; (f) any right or claim of right to cause a marshaling of Tenant's assets or to cause Landlord to proceed against Tenant or any collateral held by Landlord at any time or in any particular order; (g) rights to the endorsement, assertion or exercise by Landlord of any right, power, privilege or remedy conferred herein or in the Lease or otherwise; (h) requirements of promptness or diligence on the part of Landlord; (i) any notices of the sale, transfer or other disposition of any right, title to or interest in the Premises or the Lease; (j) rights and defenses arising out of an election of remedies by Landlord even though that election of remedies has destroyed the Guarantor's rights of subrogation and reimbursement against Tenant by operation of law or otherwise; or (k) other circumstances whatsoever (except the defenses of prior payment or prior performance by Tenant or the Guarantor of the Obligations) which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against the Guarantor. No failure to exercise and no delay in exercising, on the part of Landlord, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations (i) is rescinded or must otherwise be restored or returned by Landlord upon the bankruptcy, insolvency reorganization, dissolution, or the like, of Tenant or the Guarantor, or as a result of, the appointment of a receiver, trustee or other officer with similar powers with respect to Tenant or the Guarantor or any substantial part of either's respective property, or otherwise, or (ii) is returned to Tenant or Guarantor by reason of a decree, moratorium or other sovereign act of any governmental authority, in each case, all as though such payment had not been made notwithstanding any termination of this Guaranty or the Lease.

     7. Representations and Warranties of the Guarantor. The Guarantor represents and warrants to Landlord that as of the date hereof:

     (a) The execution and delivery of this Guaranty by Guarantor has been in all respects authorized and approved by Guarantor; Guarantor has full power and authority to enter into this Guaranty; each party acting on its behalf in connection with the delivery of this Guaranty is duly authorized to execute and deliver this Guaranty and to execute and deliver each of the

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documents, certificates, affidavits and instruments to which it is a party in connection with the transaction described herein; and each such document, certificate, affidavit and instrument, including without limitation this Guaranty, is valid and binding against Guarantor, and enforceable in accordance with its terms.

     (b) Guarantor is free from bankruptcy, reorganization or arrangement proceedings and has not made a general assignment for the benefit of creditors, and to the best of its knowledge and belief, no such proceedings or assignment is pending or threatened against it.

     (c) Certain of Guarantor's regulated subsidiaries have a "financial strength" rating from Fitch IBCA, Inc. of BB+.

     8. Notices. All notices required or permitted by the terms hereof shall be in writing and shall be given in accordance with Section 6.1 of the Lease with a copy to Lender and, in the case of the Guarantor, shall be addressed and sent to Sierra Health Services, Inc., 2716 N. Tenaya Way, Las Vegas, Nevada 89128, Attn:
Administrative Services, with a copy to Tenant.

     9. Amendments and Waivers; Successors and Assigns.

     (a) This Guaranty nay not be amended except by an instrument in writing signed by the Guarantor and Landlord.

     (b) This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of Landlord and its successors and assigns.

     10. Termination. Subject to the provisions of Section 6 hereof, this Guaranty shall remain in full force and effect until the date on which all Obligations and the obligations of the Guarantor hereunder shall have been satisfied by indefeasible payment and performance in full.

     11. Entire Agreement. This Guaranty constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral between or among the Guarantor, Tenant and Landlord with respect to the subject matter hereof.

     12. WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY.

     13. Governing Law. This Guaranty shall in all respects be governed by the laws of the State of Nevada. Guarantor consents to venue and jurisdiction in any state or federal court located in Clark County, Nevada, and waives any defense of forum non conveniens.

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     14. Subrogation. So long as this Guaranty is in effect, Guarantor shall have no rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification or other rights of payment or recovery from any person or entity (including, without limitation, the Tenant) for any payments made by the Guarantor hereunder.

     15. Guarantor Consent to Assignment. Landlord has assigned its rights under this Guaranty to Heller Healthcare Finance, Inc., a Delaware corporation (collectively, with its successors and assigns, "Lender") pursuant to that certain Deed of Trust and Assignment of Rents of even date herewith (singly and collectively, as the same may be amended from time to time together with all replacements thereof, the "Indenture"). The Indenture secures repayment of a loan, which loan including all accrued interest and other amounts payable thereunder by Landlord is referred to herein as the "Loan". Guarantor hereby acknowledges the assignment to Lender of all amounts to be paid by Guarantor to Landlord under this Guaranty, and all other rights, powers and remedies, but none of the obligations, of Landlord under this Guaranty and confirms that this Guaranty shall remain in full force and effect.

     (a) So long as the Indenture has not been discharged and the Loan has not been repaid in full, Landlord irrevocably authorizes and directs Guarantor, and Guarantor hereby agrees:

          (i) to pay to Lender all amounts due or to become due and payable by Guarantor to Landlord under this Guaranty in immediately available United States Dollar denominated funds by wire transfer into the account referenced in Exhibit A attached hereto or to such other account as Lender shall specify by notice to Guarantor not less than seven days prior to the effectiveness of any such change of account;

          (ii) to accept any notices, waivers or consents given and actions taken on behalf of Landlord by Lender, and Guarantor agrees that: (A) notices, waivers and consents given on behalf of Landlord by Lender shall have the same force and effect as notices, waivers and consents given by Landlord, and (B) in the event of inconsistent notices, waivers or consents from Landlord and Lender, notices, waivers and consents from Lender shall control. In no event shall Guarantor have any liability to Landlord based upon any action taken or omitted to be taken by Guarantor in reliance upon any notice, waiver or consent received by Guarantor from Lender.

     (b) Guarantor agrees that so long as the Indenture has not been discharged and the Loan has not been repaid in full, this Guaranty shall not be modified or terminated without the prior written consent of Lender.

     (c) Guarantor agrees that if Lender or its designee acquires title to the Premises (as defined in the Lease), Landlord's interest thereunder is freely assignable by Lender to any person without the consent of Guarantor and, upon any such assignment, Guarantor shall affirm its obligations under this Guaranty in writing upon reasonable prior request by Lender or its


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designee. Guarantor waives any defense based on a termination of the Lease following a foreclosure (or similar proceeding) with respect to the Premises.

     (d) Concurrently herewith, Lender and Tenant have executed a Subordination, Non-Disturbance and Attornment Agreement ("SNDA"). Guarantor hereby waives any defense based on the assertion that the terms of the tenancy have changed (or a new tenancy has been created) by operation of the SNDA in any respect, including without limitation following a foreclosure or similar proceeding.

     16. Financial Statements; Certificates. Guarantor will cause to be delivered to Landlord and Lender, for itself, each of the financial statements, notices and other information required to be delivered by Tenant pursuant to
Section 6.2(b) of the Lease. In addition, Guarantor agrees upon prior written request to meet with Landlord and Lender during normal business hours at mutually convenient times, from time to time, to discuss such information about Guarantor's business and financial condition requested by Landlord or Lender.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the day and year first set forth above.


SIERRA HEALTH SERVICES, INC., a Nevada corporation


By:  /s/ Frank Collins
     -----------------
Name:
Title:



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                                    EXHIBIT A

                       LENDER'S WIRE TRANSFER INFORMATION

Mellon Bank (Pittsburgh, Pennsylvania), ABA No.: 043000261, Account Name: Heller Healthcare Finance, Inc., Account No.: 078-7384. All such payments should reference Loan No. 20-401.


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